EXHIBIT 99.1

The Hazardous Environment Detection Company

RAE Systems Inc.
NASDAQ OTC BB: RAEE.OB

Robert I. Chen
President and CEO

Joseph Ng
CFO, and VP Business Development

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The Hazardous Environment Detection Company

Safe Harbor

Safe Harbor Statement
This presentation contains "forward- looking" statements, as that term is used in Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are denoted by such words as "plan to accelerate", and "substantially increase". These types of statements address matters that are subject to risks and uncertainties, which could cause actual results to differ materially. Factors that could cause or contribute to such differences include, but are not limited to, the general economic and industry factors and receptiveness of the market to RAE and its products. In addition, our forward- looking statements should be considered in the context of other risk factors discussed in our filings with the Securities and Exchange Commission, including but not limited to our annual report on Form 10-K and 10-Q filings, available online at http://www.sec.gov. All forward-looking statements are based on information available to the company on the date hereof, and the company assumes no obligation to update such statements.

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The Hazardous Environment Detection Company

Market Model

Total available market

Portable market expanding (2X?)
1. Homeland Security
2. Radiation Sensing
IAQ/security
($2.4B)
Energy
Medical
(drug detection)
Portable
$400M
Wireless Network
Homeland Security
($7.9B)
Industrial
(process control)
Environmental

The Hazardous Environment Detection Company

Market Model
Total available market

[Pie Chart]

Portable $400M
Portable market expanding (2X?)
  1. Homeland Security
  2. Radiation Sensing

Energy

Wireless Network
Homeland Security ($7.9B)

Environmental

Industrial (process control)

Medical (drug detection)

IAQ/security ($2.4B)

Source: Frost and Sullivan 2001, and 1998 Homeland Security Budget 2003

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The Hazardous Environment Detection Company

Growth

Radiation
Wireless
IR
Solid Polymer
Electro-Chem
Ion Mobility
Corona Discharge
Combustible
Photo-Ionization
1995
1996
1997
1998
1999
2000
2001
2002
2003
Revenue ($M)
$2.2M
$4.2M
$6.6M
$9.4M
$10.8M
$18.2M
$19.0M
$21.8M

The Hazardous Environment Detection Company

Growth

[BAR CHART]

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The Hazardous Environment Detection Company

Profit

Net profit:
-$179k
-$10M
$360k
$381k
$775k
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
-
70%
60%
50%
40%
30%
20%
10%
0%
Q1
Q2
Q3
Q402
Q103
Revenue
Year-to-Year Growth

The Hazardous Environment Detection Company

Profit

[BAR CHART]

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Homeland Security Customers

Since 1996

•U.S. Secret Service
UNITED STATES SECRET SERVICE
WORTHY OF TRUST AND CONFIDENCE

•U.S. State Department
• U.S. Department of Justice

•Many other state and local and federal agencies

The Hazardous Environment Detection Company

RAE SYSTEMS

The Hazardous Environment Detection Company

Homeland Security Customers
Since 1996

  U.S. Secret Service
  U.S. State Department
  U.S. Department of Justice
  U.S. Marines
  U.S. Navy
  U.S. Army
  U.S. Coast Guard
  Many other state and local and federal agencies

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The Hazardous Environment Detection Company

Homeland Security Funding
RAE Systems addressable

$ Million	FY2002	FY2003	FY2004
Equip First Responder Teams (1)	347	770
Train State and Local First Responders (2)	227	665
Enhance Communications Infrastructure to Support Interoperability (3)	113	1,365
Border Patrol – INS (4)	1,324	1,471
Inspections – INS (1, 4)	946	999
US Customs – North Border Inspections (1, 4)	649	744
US Customs – Maritime Inspections (1,4)	464	684
US Coast Guard – ports, waterways, and coastal security (1, 4)	682	1,213
Total Budget addressable	4,752	7,911	~ 2003

(1) RAE instruments
(2) RAE Training classes
(3) AreaRAE
(4) ASPEN plus radiation/motion/video

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The Hazardous Environment Detection Company

Market Segments and RAE Systems Focus
Right products for the right areas: MultiRAE, AreaRAE, GammaRAE, NeutronRAE

National Strategy Category	Equipment	Systems & IT	Training	Mgmt Consult
Intelligence and Warning	$$	$$$	$	$
Border and Transportation Security	$$$ [Logo]	$$$	$$	$$
Domestic Counterterrorism	$	$$	$$	$
Protecting Critical Infrastructure & Key Assets	$ [Logo]	$$	$	$
Defending Against Catastrophic Threats	$$ [Logo]	$	$$	$
Emergency Preparedness & Response	$$$ [Logo]	$$	$$$ [Logo]	$

Key (over three years) $ = tens of millions $$ = hundreds of millions $$$ = billions
                                      [Logo] = RAE FOCUS

Source: The Homeland Security Market and Investment Strategies, page 19, The O’Gara Company 5/03

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The Hazardous Environment Detection Company

Strategy for Growth

  Core Business
  – Capture Homeland Security (HLS) grants to grow core business; continue selling to first responders

  Emerging opportunities
  – Leverage RAE wireless sensing technologies to capture emerging opportunities such as cargo container security and indoor air quality/security applications

  Explore Financing Options
  – No debt, cash positive (>$7M)
  – Major investment banker signed

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The Hazardous Environment Detection Company

Market Size, Strategy and Share Objective

Market	TAM ($M) 2003	Penetration Strategy	Share Objective (2007)
Core Business	$400M and growing rapidly – Homeland Defense	Continue current mix of industrial, environmental and security focus using existing distributor channel. Focus on first responder trainers. Radiation sensors for borders and port patrol	10-15%

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The Hazardous Environment Detection Company

Market Size, Strategy and Share Objective

Market	TAM ($M) 2003	Penetration Strategy	Share Objective (2007)
Cargo Containers Security	12M Retrofit Containers 1-1.5M p.a. New Containers

Provide the "missing link" by integrating sensors to RFID, e-Seals, to create Secure and Smart Containers and wireless data on-ramp to transmit data to US Customs and Coast Guard

Partners:
Network: Savi Tech, All Set, Qualcomm
Logistic Providers: LINE of Hutchison, Maersk
Container Mfg: CIMC (40–60% market share)
Carriers: Maersk, OOCL, Hyundai, Evergreen, P&O, COSCO

3-5%

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The Hazardous Environment Detection Company

Market Size, Strategy and Share Objective

Market	TAM ($M) 2003	Penetration Strategy	Share Objective (2007)
Indoor-air- quality/ security	$2,000	Provide sensor modules and gateway to building security, HVAC & energy management system. Angles: demand for better building security and indoor air quality.	1-2%

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TOPOFF II
Seattle and Chicago, May 2003

RAE Systems sensor data test

Internet
DCC
Stafford, VA
DMIS
Hub
Receiver
RAE Server
Boeing Field Fire Station
(DCC-Forward)

The Hazardous Environment Detection Company
RAE SYSTEMS

The Hazardous Environment Detection Company

TOPOFF II
Seattle and Chicago, May 2003

RAE Systems sensor data test

  Near real-time tactical information sharing on global basis (if required)
  GOTS/COTS interoperability

[GRAPHIC]

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Secure Smart Container

The Hazardous Environment Detection Company

ALLSeal
- Secure electronic seal
- Global tracking

RAEPower
- Snap-in battery pack
- Primary or rechargeable battery

Remote RAE Sensor
Remote RAE Sensor
wireless link
ALLSeal
ALLSensor receptacle
RAE Power
local RAE Sensor

RAE SYSTEMS

The Hazardous Environment Detection Company

Secure Smart Container

RAE Sensor

  Intrusion: light, motion, sound all-in-1
  Radiation, chemical & environment monitors
  Local or remote (wireless)

ALLSeal

  Secure electronic seal
  Global tracking

RAE Sensor Receptacle

  Standard sensor interface
  Snap-in / snap-out operation

RAEPower

  Snap-in battery pack
  Primary or rechargeable batter

[GRAPHIC]

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The Hazardous Environment Detection Company

Indoor Air Quality / Security

NYSE [GRAPHIC]
Buffalo Stadium [GRAPHIC]
Theatre [GRAPHIC]

  12.3 billion square feet of office building space
  Symbols of American power are high risk
  Embassies
  Federal buildings
  HVAC-Sensor actuator to screen air
  Public venues
  A $2.4 billion market

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The Hazardous Environment Detection Company

Highest Priority Spending

  Cargo Screening technology for WMD at ports
  Equipment for First Responders
  Multi-modal cargo security: tracking and authentication
  Screening technology for aviation security
  Physical security upgrades

Source: The Homeland Security Market and Investment Strategies, page 30, The O’Gara Company 5/03

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The Hazardous Environment Detection Company

Summary

  Patented technology (17 patents)
  Well-positioned to win in Homeland Security
  Strong board and management
  Profit and growth are accelerating
  Worldwide presence in Europe, North America and Asia

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